UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2005

ENDOCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27212	33-0618093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

(949) 450-5400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

            The information set forth in Item 3.03 hereof is incorporated by reference into this Item 1.01.

Item 3.03 Material Modification to Rights of Security Holders.

            On June 22, 2005, the Board of Directors of Endocare, Inc. (the “Company”) amended its Rights Agreement, dated March 31, 1999, between the Company and U.S. Stock Transfer Corporation (the “Rights Agreement”), by adopting Amendment No. 1 to the Rights Agreement (the “Amendment”).

            The Amendment amends the definition of “Acquiring Person” to exclude any Person (as defined in the Rights Agreement) who acquires 15% or more of the then outstanding shares of the Company’s Common Stock in one or more transactions approved by the Company’s Board of Directors. The Amendment also amends the definition of “Distribution Date” to mean, generally, the earlier of (i) the close of business on the tenth business day after the Shares Acquisition Date (as defined in the Rights Agreement) and (ii) the close of business on the tenth business day after the date that a tender or exchange offer by any Person is first published or the first public announcement of the intention of any Person to commence a tender or exchange offer, if upon consummation thereof such Person would become the beneficial owner of 15% or more of the then outstanding shares of the Company’s Common Stock. The Amendment further provides that the Company’s Board of Directors shall have a period of ten business days following the Shares Acquisition Date to redeem the Rights (as defined in the Rights Agreement).

            The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment. The Amendment is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

4.1(1)	Rights Agreement, dated as of March 31, 1999, between the Company and U.S. Stock Transfer Corporation, which includes the form of Certificate of Designation for the Series A Junior Participating Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Shares as Exhibit C.

4.2	Amendment No. 1 to Rights Agreement, dated as of June 24, 2005, between the Company and U.S. Stock Transfer Corporation.

(1)	Previously filed as Exhibit 4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 1999, and incorporated herein by reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.

June 28, 2005	By:	/s/ Michael R. Rodriguez

Michael R. Rodriguez,
Senior Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1(1)	Rights Agreement, dated as of March 31, 1999, between the Company and U.S. Stock Transfer Corporation, which includes the form of Certificate of Designation for the Series A Junior Participating Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Shares as Exhibit C.

4.2	Amendment No. 1 to Rights Agreement, dated as of June 24, 2005, between the Company and U.S. Stock Transfer Corporation.

(1)	Previously filed as Exhibit 4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 1999, and incorporated herein by reference.